REDEEMABLE CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2021
REDEEMABLE CONVERTIBLE PREFERRED SHARES
REDEEMABLE CONVERTIBLE PREFERRED SHARES

15.    REDEEMABLE CONVERTIBLE PREFERRED SHARES

From 2014 to 2017, the Group issued several rounds of Preferred Shares to certain investors. All series of Preferred Shares had the same par value of US$0.00001 per share. Upon the completion of the Company’s IPO in March 2019, all of the issued and outstanding Preferred Shares were automatically converted and redesignated into Class A or Class B Ordinary Shares on a one-for-one basis.

Accounting of the Preferred Shares

The Company classified the Preferred Shares as mezzanine equity in the consolidated balance sheets because they were redeemable at the holders’ option any time after a certain date and were contingently redeemable upon the occurrence of certain liquidation events outside of the Company’s control. The Preferred Shares are recorded initially at fair value, net of issuance costs.

The Group determined that the embedded conversion features and the redemption features do not require bifurcation as they either are clearly and closely related to the Preferred Shares or do not meet the definition of a derivative.

The Group has determined that there was no embedded beneficial conversion feature attributable to the Preferred Shares. In making this determination, the Group compared the initial effective conversion prices of the Preferred Shares and the fair values of the Group’s ordinary shares determined by the Group at the issuance dates. The initial effective conversion prices were greater than the fair values of the ordinary shares to which the Preferred Shares are convertible into at the issuance dates.

In March 2019, 237,129,043 issued and outstanding preferred shares were converted into Class A ordinary shares and 140,802,051 issued and outstanding preferred shares were converted into Class B ordinary shares upon the completion of the IPO.